UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 30, 2013

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On January 6, 2014, Moody National REIT I, Inc. (the “Company”) filed a Form 8-K reporting the Company’s acquisition of an interest in a hotel property located in Austin, Texas, commonly known as the Hampton Inn Austin (the “Austin Hotel”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on January 6, 2014 to provide the required financial information related to the Company’s acquisition of an interest in the Austin Hotel.

(a) Financial Statements of Business Acquired

Austin Lodging, Inc. and the Tenancy In Common

Independent Auditors’ Report	F-1
Combined Balance Sheets as of October 7, 2013 and December 31, 2012	F-2
Combined Statements of Operations for the period from January 1, 2013 through October 7, 2013 and the year ended December 31, 2012	F-3
Combined Statements of Owners’ Equity for the period from January 1, 2013 through October 7, 2013 and the year ended December 31, 2012	F-4
Combined Statements of Cash Flows for the period from January 1, 2013 through October 7, 2013 and the year ended December 31, 2012	F-5
Notes to Combined Financial Statements for the period from January 1, 2013 through October 7, 2013 and the year ended December 31, 2012	F-6

(b) Pro Forma Financial Information

Moody National REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-11
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013	F-13
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012	F-14
Unaudited Notes to Pro Forma Consolidated Financial Information	F-15

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Austin Lodging, Inc. and the

Tenancy In Common

Pinedale, CA

We have audited the accompanying combined financial statements of Austin Lodging, Inc. and the Tenancy In Common, which comprise the combined balance sheets as of October 7, 2013 and December 31, 2012, and the related combined statements of operations, owners’ equity, and cash flows for the period from January 1, 2013 to October 7, 2013 and year ended December 31, 2012, respectively, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Austin Lodging, Inc. and the Tenancy in Common as of October 7, 2013 and December 31, 2012, and the results of their operations and their cash flows for the period from January 1, 2013 through October 7, 2013 and for the year ended December 31, 2012, respectively, in accordance with accounting principles generally accepted in the United States of America.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

March 18, 2014

F-1

AUSTIN LODGING, INC. AND THE TENANCY IN COMMON
COMBINED BALANCE SHEETS
AT OCTOBER 7, 2013 AND DECEMBER 31, 2012
	October 7, 2013	December 31, 2012
ASSETS
Investments in hotel property, net	$7,571,190	$7,595,745
Cash and cash equivalents	457,067	87,155
Guest receivables, net	37,504	31,255
Prepaid expenses	800	800
Deferred costs, net	50,771	56,096
Due from related parties	430,730	717,855
TOTAL ASSETS	$8,548,062	$8,488,906

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$460,930	$274,843
Note payable	4,817,026	5,138,992
Total liabilities	5,277,956	5,413,835

OWNERS’ EQUITY	3,270,106	3,075,071

TOTAL LIABILITIES AND OWNERS’ EQUITY	$8,548,062	$8,488,906

See accompanying notes to combined financial statements.

F-2

AUSTIN LODGING, INC. AND THE TENANCY IN COMMON
COMBINED STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2013 THROUGH OCTOBER 7, 2013 AND
YEAR ENDED DECEMBER 31, 2012
	October 7, 2013	December 31, 2012
REVENUE
Room revenue	$2,899,624	$3,637,923
Total revenue	2,899,624	3,637,923

EXPENSES
Salaries and wages	396,513	461,061
Room	207,015	279,300
Food and beverage	80,347	92,990
Other operating expenses	21,356	30,482
Franchise fees	365,214	405,687
Administrative and general	101,822	134,497
Advertising	7,058	21,635
Management fee	117,436	142,098
Repair and maintenance	89,327	97,181
Utilities	119,361	141,124
Taxes, insurance, and rentals	256,578	294,919
Depreciation and amortization	239,153	531,684
Total expenses	2,001,180	2,632,658

OPERATING INCOME	898,444	1,005,265

Interest expense	203,409	265,335

NET INCOME	$695,035	$739,930

See accompanying notes to combined financial statements.

F-3

AUSTIN LODGING, INC. AND THE TENANCY IN COMMON
COMBINED STATEMENTS OF OWNERS' EQUITY
FOR THE PERIOD FROM JANUARY 1, 2013 THROUGH OCTOBER 7, 2013 AND
YEAR ENDED DECEMBER 31, 2012

BALANCE, January 1, 2012	$3,474,127

Capital distributions	(1,138,986)
Net income	739,930

BALANCE, December 31, 2012	3,075,071

Capital distributions	(500,000)
Net income	695,035

BALANCE, October 7, 2013	$3,270,106

See accompanying notes to combined financial statements.

F-4

AUSTIN LODGING, INC. AND THE TENANCY IN COMMON
COMBINED STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM JANUARY 1, 2013 THROUGH OCTOBER 7, 2013 AND
YEAR ENDED DECEMBER 31, 2012
	October 7, 2013	December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$695,035	$739,930
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	239,153	531,684
Changes in assets and liabilities:
Guest receivables, net	(6,249)	3,051
Due from related parties	287,125	(10,422)
Accounts payable and accrued expenses	186,087	204,609
Net cash provided by operating activities	1,401,151	1,468,852

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in hotel property	(209,273)	(370,943)
Net cash used in investing activities	(209,273)	(370,943)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable	(321,966)	(492,826)
Proceeds of note payable	—	1,038,986
Payment of deferred costs	—	(61,094)
Cash outstanding in excess of book balance	—	(356,834)
Capital distributions	(500,000)	(1,138,986)
Net cash used in financing activities	(821,966)	(1,010,754)

NET CHANGES IN CASH AND CASH EQUIVALENTS	369,912	87,155

CASH AND CASH EQUIVALENTS, beginning of period	87,155	0

CASH AND CASH EQUIVALENTS, end of period	$457,067	$87,155

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
Cash paid during the year for interest	$203,409	$265,335

See accompanying notes to combined financial statements.

F-5

AUSTIN LODGING, INC. AND THE TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 1, 2013 THROUGH OCTOBER 7, 2013 AND

YEAR ENDED DECEMBER 31, 2012

1. ORGANIZATION AND BASIS OF PRESENTATION

The Hampton Inn Austin (the “Austin Hotel”), is a 123-suite hotel property located in Austin, Texas. The Austin Hotel is owned by Sethi Family Trust Dated October 1, 1998, Kapil D. Prashar and Sadhana Prashar through undivided interests as tenants-in-common (each a “Tenant In Common” and collectively, the “Tenancy In Common”). As used herein, unless specifically stated otherwise, the term “Austin Hotel” shall be deemed to mean the combined financial position of the Austin Hotel based upon the books and records of the Tenancy In Common and Austin Lodging, Inc. (the “Operator”). The Operator leases the Austin Hotel from the Tenancy In Common under a master triple-net lease.

These combined financial statements of the Austin Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The combined financial statements of the Austin Hotel include the accounts of the Tenancy In Common and the Operator. All significant intercompany transactions have been eliminated. The Austin Hotel’s accounting cycle is composed of 13 four-week accounting periods beginning each January 1st with a final one- or two-day accounting period ending December 31st.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using straight-line and declining balance methods over the estimated useful lives of the related assets as follows:

Buildings and improvements	10 - 39 years
Furniture and fixtures	5 years

Depreciation expense for the period from January 1, 2013 through October 7, 2013, and the year ended December 31, 2012, was $233,828, and $459,641, respectively.

F-6

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amounts may not be recoverable. If such an event occurs in which the carrying amount of long-lived assets may not be recoverable, a comparison is made of the aggregate amount of current and projected operating cash flows into the foreseeable future on an undiscounted basis to the carrying amount. The carrying amount is adjusted, if necessary, to the estimated fair value to reflect impairment in the value of the asset. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker or appraisal estimates in accordance with the fair value measurements policy.

For real estate, the Austin Hotel monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, the Austin Hotel assesses potential impairment by comparing estimated future undiscounted operating cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted operating cash flows, the Austin Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. There were no such impairment losses for the period from January 1, 2013 through October 7, 2013, and the year ended December 31, 2012.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Revenue Recognition

Hotel revenues, including room, food, beverage, and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Austin Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Austin Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate accounts. The Austin Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Receivables are considered past due based on the due date determined by contractual terms. Balances that remain outstanding after the Austin Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable.

Guest receivables are reported net of the allowance for doubtful accounts. The Austin Hotel’s estimate of the allowance is based on historical collection experience and a review of other accounts receivable. There was no allowance for doubtful accounts as of October 7, 2013 and December 31, 2012.

Deferred Costs, net

Deferred costs consist of franchise fees and other costs that are amortized over the lives of the respective contracts.

F-7

Owners’ Equity

The Austin Hotel is owned by the Tenancy In Common individually through undivided interests as tenants-in-common. Owners’ equity includes capital contributions provided by the tenants-in-common offset by costs of the offering of the tenant-in-common interests. Distributions are reflected when paid or declared, if applicable.

Income Taxes

The ownership of the Austin Hotel is organized using a tenants-in-common structure. Each Tenant In Common has an undivided interest in the assets and liabilities of the Austin Hotel. No tax return is filed by the Austin Hotel since the taxable income and deductions are reported by each individual Tenant In Common. The Tenancy In Common is not a tax paying entity under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Austin Hotel flow through to the Tenancy In Common as tenants-in-common. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

The Austin Hotel has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Austin Hotel has no material uncertain tax positions as of October 7, 2013 or December 31, 2012.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $7,058 and $21,635 for the period from January 1, 2013 through October 7, 2013 and the year ended December 31, 2012, respectively.

3. INVESTMENT IN THE HOTEL

Investment in the Austin Hotel consists of the following:

	October 7, 2013	December 31, 2012

Land	$950,000	$950,000
Building and improvements	8,139,067	8,135,247
Furniture and fixtures	2,063,840	1,858,387
Investment in hotel property, gross	11,152,907	10,943,634
Less accumulated depreciation	(3,581,717)	(3,347,889)
Investment in hotel property, net	$7,571,190	$7,595,745

F-8

 4. DEFERRED COSTS

The hotel franchise cost and certain other fees totaling $61,184 are being amortized over fifteen years and are being charged to amortization expense.

Deferred fees for the periods covered are as follows:

	October 7, 2013	December 31, 2012

Deferred fees	$61,184	$61,184
Less accumulated amortization	(10,413)	(5,088)
Deferred costs, net	$50,771	$56,096

Expected future amortization of deferred costs is as follows:

Years Ending
October 7
2014	$7,099
2015	7,099
2016	7,099
2017	7,099
Thereafter	22,375
Total	$50,771

5.  NOTE PAYABLE

In connection with the acquisition of the Austin Hotel on June 21, 2005, the Tenancy In Common financed $3,200,000 of the purchase price with a loan from Wells Fargo Bank (the “Lender”) secured by the Austin Hotel (the “First Loan”).  In March 2009, the Tenancy in Common borrowed an additional $3,500,000 from the Lender secured by the Austin Hotel (the “Second Loan”) to finance improvements to the property. The First Loan required monthly principal and interest payments of approximately $33,000, bearing an interest rate of 6.70% and the Second Loan required monthly principal and interest payments of approximately $40,000, bearing an interest rate of 6.50%.  In June 2012, the Tenancy in Common obtained a new loan secured by the Austin Hotel (the “Third Loan”) in the amount of $5,350,000. The proceeds of the Third Loan were used to repay in full the First and Second Loans and to pay a cash distribution to the Tenants in Common of $1,038,986. The Third Loan requires monthly principal and interest payments of approximately $57,000, bearing an interest rate of 5.05% with the entire unpaid principal balance and all accrued and unpaid interest thereon due and payable in full on June 5, 2019.

F-9

Principal payments of $449,565, $472,797, $497,238, $522,936, $549,966 and $2,324,524 are due for the periods ending October 7, 2014, 2015, 2016, 2017, 2018 and thereafter, respectively. As of October 7, 2013, there was $4,817,026 outstanding on the Third Loan.

6. MANAGEMENT FEES

The Austin Hotel is managed and operated by Sethi Management, Inc. (“Property Manager”) pursuant to a management agreement (“Management Agreement”) with the Operator. Pursuant to the terms of the Management Agreement, the Property Manager is responsible for the day-to-day operations of the Austin Hotel in accordance with the hotel business plan.  The Management Agreement is effective as of January 1, 2010 and expires on December 31, 2015. The Management Agreement shall be renewed automatically annually after its expiration unless either the Operator or the Property Manager gives written notice of termination to the other party 90 days prior to the anniversary thereof.

The Management Agreement includes a basic management fee equal to 4% of gross revenues.  These fees amounted to $117,436 and $142,098 for the period ended October 7, 2013 and the year ended December 31, 2012, respectively. If the Management Agreement is terminated prior to its expiration, certain fees may be assessed in accordance with the terms.

7. COMMITMENTS AND CONTINGENCIES

The Austin Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Austin Hotel believes that the final outcome of known matters will not have a material adverse effect on the combined financial position, results of operations, or cash flows of the Austin Hotel.

8. SIGNIFICANT CONCENTRATIONS

Cash Concentrations

Financial instruments that potentially subject the Austin Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Austin Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

9. SUBSEQUENT EVENT

On December 30, 2013, Moody National REIT I, Inc. (the “Moody REIT”) acquired the Austin Hotel from the Tenancy In Common through Moody National Austin-GOVR Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”). Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership. The aggregate purchase price paid by Moody Holding for the Austin Hotel was $15,350,000, excluding closing costs. Moody Holding financed the purchase price for the Austin Hotel with (1) proceeds from Moody REIT’s ongoing public offering and (2) the proceeds of a mortgage loan with an original principal amount of $11,500,000 secured by the Austin Hotel.. The note payable described in Note 5 was paid in full and the Management Agreement described in Note 6 was terminated without penalty at the close of the sale of the Austin Hotel.

The Austin Hotel evaluated subsequent events through March 18, 2014, for inclusion in the combined financial statements.

F-10

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On December 30, 2013, Moody National REIT I, Inc. (the “Company”) acquired the Hampton Inn Austin, a 123-suite hotel property located in Austin, Texas (the “Austin Hotel”), through Moody National Austin-GOVR Holding, LLC, the Company’s indirect wholly owned subsidiary (“Moody Holding”). The Company owns a 100% interest in Moody Holding through the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Austin Hotel was $15,350,000, plus closing costs. The Company financed the purchase price of the Austin Hotel with proceeds from the Company’s ongoing public offering and the proceeds of a mortgage loan with an original principal amount of $11,500,000 secured by the Austin Hotel.

The following unaudited pro forma consolidated balance sheet as of September 30, 2013 is presented as if the Company acquired the Austin Hotel on September 30, 2013.  The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012 are presented as if the Company had acquired the Austin Hotel on January 1, 2012.  This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2013 and the Company’s annual report on Form 10-K for the year ended December 31, 2012. This pro forma information is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Company’s acquisition of the Austin Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-11

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2013

	September 30, 2013 (a)	Pro Forma Adjustments (b)	Pro Forma September 30, 2013

ASSETS
Investment in hotel properties, net	$34,343,381	$15,350,000	$49,693,381
Cash and cash equivalents	3,788,942	(3,780,000)	8,942
Restricted cash	2,033,929	—	2,033,929
Accounts receivable, net of allowance of $10,000	147,826	—	147,826
Mortgage note receivable	12,320,620	—	12,320,620
Earnest money and deposits	145,000	—	145,000
Prepaid expenses	164,615	—	164,615
Deferred costs, net of accumulated amortization of $54,527	430,556	130,000	560,556
Total Assets	$53,374,869	$11,700,000	$65,074,869

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$33,112,648	$11,500,000	$44,612,648
Accounts payable and accrued expenses	1,173,362	—	1,173,362
Due to related parties	108,797	—	108,797
Dividends payable	163,255	—	163,255
Total Liabilities	34,558,062	11,500,000	46,058,062

Special partnership Units - 100 Special units of the Operating Partnership	1,000	—	1,000

Equity:
Stockholders’ equity:
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 2,524,512 issued and outstanding at September 30, 2013	25,245	200	25,445
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid-in capital	21,053,479	199,800	21,253,279
Accumulated deficit	(2,742,083)	—	(2,742,083)
Total stockholders’ equity	18,336,641	200,000	18,536,641
Noncontrolling interest - 100 common units of the Operating Partnership	801	—	801
Noncontrolling interest in consolidated joint venture	478,365	—	478,365
Total Equity	18,815,807	200,000	19,015,807

TOTAL LIABILITIES AND EQUITY	$53,374,869	$11,700,000	$65,074,869

See accompanying unaudited notes to pro forma consolidated financial statements.

F-12

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

	Nine Months Ended September 30, 2013 As Reported (a)	Historical Statement Of Operations (b)	Pro Forma Adjustments		Pro Forma Nine Months Ended September 30, 2013

Revenue
Room revenue	$5,001,786	$2,899,624	$(72,491)	(d)	$7,828,919
Other hotel revenue	184,528	—	—		184,528
Total hotel revenue	5,186,314	2,899,624	(72,491)		8,013,447
Interest income from note receivable	483,823	—	—		483,823
Total revenue	5,670,137	2,899,624	(72,491)		8,497,270

Expenses
Hotel operating expenses	3,137,949	1,505,449	(37,636)	(d)	4,605,762
Property taxes, insurance and other	342,448	256,578	(6,414)	(d)	592,612
Depreciation and amortization	774,983	239,153	257,774	(c)	1,271,910
Property acquisition	890,692	—	—		890,692
Corporate general and administrative	206,151	—	—		206,151
Total expenses	5,352,223	2,001,180	213,724		7,567,127

Operating Income	317,914	898,444	(286,215)		930,143

Interest expense and amortization of deferred loan costs	852,154	203,409	269,783	(e)	1,325,346
Income (loss) before income tax expense	(534,240)	695,035	(555,998)		(395,203)
Income tax expense	30,600	—	—		30,600

Net Income (Loss)	(564,840)	695,035	(555,998)		(425,803)
Income attributable to noncontrolling interest from consolidated joint ventures	(58,468)	—	—		(58,468)

Loss attributable to noncontrolling interest in common operating partnership units	22	—	—		22
Net income (loss) attributable to common shareholders	$(623,286)	$695,035	$(555,998)		$(484,249)

Net income per common share, basic and diluted					$(0.25)
Weighted average shares outstanding					1,962,055

See accompanying unaudited notes to pro forma consolidated financial statements.
F-13

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Year Ended December 31, 2012 As Reported (a)	Historical Statement Of Operations (b)	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2012

Revenue
Room revenue	$424,678	$3,637,923	$—		$4,062,601
Other hotel revenue	11,974	—	—		11,974
Total hotel revenue	436,652	3,637,923	—		4,074,575
Interest income from note receivable	658,268	—	—		658,268
Total revenue	1,094,920	3,637,923	—		4,732,843
Expenses
Hotel operating expenses	274,322	1,806,055	—		2,080,377
Property taxes, insurance and other	29,615	294,919	—		324,534
Depreciation and amortization	58,650	531,684	212,085	(c)	802,419
Property acquisition	365,720	—			365,720
Corporate general and administrative	138,479	—			138,479
Total expenses	866,786	2,632,658	212,085		3,711,529

Operating Income	228,134	1,005,265	(212,085)		1,021,314

Interest expense and amortization of deferred loan costs	413,954	265,335	367,322	(d)	1,046,611
Income (loss) from continuing operations	(185,820)	739,930	(579,407)		(25,297)
Discontinued operations:
Operating loss from discontinued operations	(329,353)	—	—		(329,353)
Gain on disposition of hotel property	1,510,786	—	—		1,510,786
Income tax expense	(1,500)	—	—		(1,500)
Total income from discontinued operations	1,179,933	—	—		1,179,933
Net Income	994,113	739,930	(579,407)		1,154,636
Income attributable to noncontrolling interest from consolidated joint ventures	(373,806)	—	—		(373,806)

Income attributable to noncontrolling interest in common operating partnership units	(79)	—	—		(79)
Net income (loss) attributable to common shareholders	$620,228	$739,930	$(579,407)		$780,751
Net income per common share, basic and diluted					$0.82
Weighted average shares outstanding					950,374

See accompanying unaudited notes to pro forma consolidated financial statements.

F-14

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet

  Reflects the Company’s historical unaudited balance sheet as of September 30, 2013 as filed with the Securities and Exchange Commission on November 14, 2013.
  Reflects the acquisition of a 100% interest in the Austin Hotel on December 30, 2013 for approximately $15,350,000. The acquisition was funded with proceeds from the Company’s ongoing public offering and $11,500,000 of debt secured by the Austin Hotel.

Equity reflects additional offering proceeds to provide cash required to close the purchase of the Austin Hotel.

Depreciation and amortization are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$1,500,000	—
Buildings and improvements	12,835,000	39 years
Furniture, fixtures, and equipment	1,015,000	5 years
	$15,350,000

Other assets and liabilities were not acquired.

F-15

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013

  Reflects the Company’s unaudited historical operations for the nine months ended September 30, 2013 as filed with the Securities and Exchange Commission on November 14, 2013.
  Reflects historical operations of the Austin Hotel for the period from January 1, 2013 through October 7, 2013.
  Reflects the removal of historical depreciation and amortization expense of $236,721 and recognition of pro forma depreciation and amortization expense of $496,927. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using a declining method over the useful life of 5 years. Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 15 years.
  Reflects adjustment of historical 280-day period from January 1, 2013 through October 7, 2013 to a nine-month period ending September 30, 2013.
  Reflects the removal of historical interest expense of $203,409 and the recognition of pro forma interest expense $473,192 on purchase money debt of $11,500,000.

F-16

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012

  Reflects the Company’s historical operations for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 29, 2013. The figures have been reclassified for this statement to reflect discontinued operations.
  Reflects historical operations of the Austin Hotel for the year ended December 31, 2012.
  Reflects the removal of historical depreciation and amortization expense of $471,353 and recognition of pro forma depreciation and amortization expense of $743,769. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using a declining method over the useful life of 5 years. Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 15 years.
  Reflects the removal of historical interest expense of $265,335 and the recognition of pro forma interest expense $632,657 on purchase money debt of $11,500,000.
F-17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: March 18, 2014	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President